SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 22, 1999



                           CHARTER ONE FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)



         Delaware                  0-16311              34-1567092
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     (State or other           (Commission File        (IRS Employer
      jurisdiction of               Number)            Identification
      incorporation)                                        No.)



                  1215 Superior Avenue, Cleveland, Ohio 44114
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              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (216) 566-5300









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ITEM 5.  OTHER EXHIBITS

         Charter One Financial, Inc. announced today that the merger of Charter One Financial, Inc. and St. Paul Bancorp, Inc. has received all regulatory approvals and is expected to close on or about October 1, 1999, subject to approval of the transaction by Charter One and St. Paul shareholders at their separate special meetings on September 30, 1999.

         Charter One also announced the rescission of its stock buy back program effective as of September 22, 1999.

         A copy of the press release issued by Charter One Financial announcing the receipt of regulatory approvals and rescission of its stock buy back program is attached to this Current Report on Form 8-K as Exhibit
         99.1 and incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c) The following exhibit is filed as part of this Report and incorporated by reference herein:

                  99.1     Press release dated September 22, 1999.


















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




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CHARTER ONE FINANCIAL, INC.



Date: September 22, 1999           By: /s/ Robert J. Vana
                                       ----------------------------------
                                       Robert J. Vana
                                       Chief Corporate Counsel and Secretary











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



                                  EXHIBIT INDEX




Exhibit
Number            Description
-------           -----------


99.1              Press Release dated September 22, 1999.